UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 30, 2006

flexSCAN, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-09283	88-0299716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27201 Puerta Real, Suite 350, Mission Viejo, CA	92691
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 609-1966

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On August 30, 2006, flexSCAN, Inc. (the “Company”) engaged a new auditing firm, Cacciamatta Accountancy Corporation, as its independent accountants to audit its financial statements. The Company’s Board of Directors recommended and approved the change of accountants. Accordingly, Corbin and Company, LLP, was dismissed on August 30, 2006. The decision to change accountants was determined by the Board of Directors to be in the Company’s best interests at the current time.

From August 12, 2005, the date of its appointment, through the date of its dismissal on August 30, 2006, there were no disagreements between the Company and Corbin and Company, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Corbin and Company, LLP would have caused them to make reference to the matter in its reports on the Company’s financial statements.

From August 12, 2005, the date of its appointment, to the present, Corbin and Company, LLP did not issue a report with respect to the Company’s financial statements that contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principals. In addition, from the date of its appointment until the present, Corbin and Company, LLP did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B) of Item 304 of Regulation S-B.

The Company provided Corbin and Company, LLP with a copy of this Current Report on Form 8-K/A and requested that it furnish the Company with a letter addressed to the SEC stating whether it agreed with the statements made in this Current Report on Form 8-K/A, and if not, stating the aspects with which it does not agree. The Corbin and Company, LLP response is filed with this amendment to Form 8-K as exhibit 16.1.

The Company has engaged the firm of Cacciamatta Accountancy Corporation, as of August 30, 2006. Cacciamatta Accountancy Corporation was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Corbin and Company, LLP to the Securities and Exchange Commission, dated September 28, 2006, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

flexSCAN, INC.

September 28, 2006	By:	/s/ Thomas Banks
Thomas Banks Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Corbin and Company, LLP to the Securities and Exchange Commission, dated September 28, 2006, regarding change in certifying accountant.